Advisory Research Strategic Income Fund (ADVNX)
A series of the Investment Managers Series Trust

Supplement dated January 14, 2013 to the
Prospectus and Summary Prospectus each dated December 31, 2012

The following replaces the section titled “Performance” on page 4 of the Prospectus and page 5 of the Summary Prospectus:

Performance
The bar chart and the performance table below provide some indication of some of the risks of investing in the Fund.

The Fund commenced investment operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the "Predecessor Account"), into shares of the Fund.  Information in the bar chart and the performance table below prior to December 31, 2012 are for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account.  The returns for the Predecessor Account reflect its performance prior to conversion into the Fund and have been adjusted to reflect the estimated gross annual operating expenses of the Fund as set forth in the "Annual Fund Operating Expenses" table above.  The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account's performance may have been adversely affected. The performance results of the Fund's shares will be reported once the Fund has been in operation for at least one complete calendar year.  Past performance before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.ARIFunds.com.

The table shows the Predecessor Account’s average annual total returns for the periods ending December 31, 2012. The table also shows how the Predecessor Account’s performance compares with the returns on an index comprised of companies similar to those held by the Predecessor Account and to be held by the Fund.

This bar chart shows the performance of the Predecessor Account based on a calendar year.

Calendar-Year Total Returns

During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.25% (quarter ended 6/30/2009) and the lowest return for a calendar quarter was –18.65% (quarter ended 9/30/2008).

Average Annual Total Returns as of December 31, 2012
	One Year	Five Years	Since Inception (6/30/2003)
Return Before Taxes	8.34%	4.41%	4.24%
Return After Taxes on Distributions*	8.34%	4.41%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares*	5.42%	3.79%	3.69%
Merrill Lynch US Preferred Fixed Rate Index (reflects no deduction for fees, expenses or taxes)	13.59%	3.83%	2.44%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.